Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Dec. 31, 2021	Mar. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Within one year	¥ 5,207	¥ 3,806
More than one year	5,738	3,982
Total	¥ 10,945	¥ 7,788